                                                                   Exhibit 10.22
                                                                   -------------


                        SETTLEMENT AND RELEASE AGREEMENT
                        --------------------------------

     This Settlement and Release Agreement ("Agreement") is made as of this 29th day of May, 1996, by, between, and among the following undersigned parties: the Federal Deposit Insurance Corporation as receiver of First Constitution Bank (the "FDIC"); The Federal Deposit Insurance Corporation in its corporate capacity (the Federal Deposit Insurance Corporation as receiver of First Constitution Bank and in its corporate capacity are hereinafter collectively referred to as the Federal Deposit Insurance Corporation); First Constitution Financial Service Corporation ("First Service Corporation"); First Hamden Corporation ("First Hamden"); Walter R. Miller, Jr.; John J. Crawford; Stuart J. Danoff; Bernard A. Pellegrino, solely in his capacity as a former director of First Constitution Bank and of First Constitution Financial Corporation; Elizabeth P. Rich; Lawton G. Sargent, Jr.; Harry Burn, III; Marcus R. McCraven; Claire Mellitz, solely in her capacity as Executrix for the Estate of Jacob Mellitz; Martha Shattuck; Robert F. Carney; Robert L. Fiscus; Daniel Miglio; Thomas C. Marron; and Sharon M. Oster (the foregoing individuals collectively are referred to herein as the "settling Parties"); and The Aristotle Corporation f/k/a First Constitution Financial Corporation ("Aristotle").

                                    RECITALS
                                    --------
     WHEREAS:

     Prior to October 2, 1992, First Constitution Bank (the "Bank") was a state chartered depository institution organized and existing under the laws of the State of Connecticut;

     From about 1986 to the present First Hamden has been a corporation organized and existing under the laws of the State of Connecticut. Throughout its existence and continuing to the present, First Hamden was and is a wholly owned subsidiary of First Service Corporation, which was and is a wholly owned subsidiary of the Bank;

     On October 2, 1992, the Superior Court of the State of Connecticut, upon application of the Commissioner of Banking for the State of Connecticut, declared the Bank insolvent and, pursuant to 12 U.S.C. (S) 1821(c), the FDIC was appointed receiver. In accordance with 12 U.S.C. (S) 1821(d), the FDIC succeeded to all rights, titles, powers and privileges of the Bank, including those with respect to its assets;

     Among the assets to which the FDIC as receiver succeeded were any and all of the Bank's claims, demands, and causes of actions against its former directors, officers, employees, attorneys and other professionals arising from the performance, nonperformance and manner of performance of their respective functions, duties and acts as directors and/or officers and/or employees and/or attorneys of the Bank;

     Following the FDIC's appointment as the Bank's receiver, the FDIC removed and replaced First Hamden's directors and officers, and First Hamden has since requested that the FDIC act on its behalf with respect to the prosecution of First Hamden's claims, demands, and causes of actions against its former directors, officers, employees, attorneys and other professionals arising from the performance, nonperformance and manner of performance of their respective functions, duties and acts as directors and/or officers and/or employees and/or attorneys of First Hamden;

     The Federal Deposit Insurance Corporation and First Hamden have asserted claims against certain of the Settling Parties, who served at various times as directors and/or officers of the Bank and/or First Hamden or as attorneys representing the Bank or First Hamden;

     The FDIC has brought suit against Aristotle and others seeking declaratory and other relief with respect to certain monies presently held in two escrow accounts at Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") totalling in principal and accrued interest thereon in excess of $5.744 million as of May 31, 1996 (the "Escrowed Funds"). The Escrowed Funds are held in Merrill Lynch accounts numbered 812-07H26 and 812-07F31. The FDIC's claims with respect to the Escrowed Funds are now pending in the United States District Court for the District of Connecticut in Federal Deposit Insurance Corporation,
                                         --------------------------------------
as Receiver of First Constitution Bank v. The Aristotle Corporation. et al.,
---------------------------------------------------------------------------
3:95 CV 00684 (TFGD) (the "Escrowed Funds

Action"). Aristotle has asserted counterclaims against the FDIC in the Escrowed Funds Action;

     Article IX of Aristotle's Amended By-Laws provides for Aristotle to indemnify some or all of the Settling Parties (the "Indemnity") according to the terms, provisions and conditions of the Indemnity. Some or all of the Settling Parties have made claims under the Indemnity;

     American Casualty Company of Reading, Pennsylvania ("American Casualty") issued Directors' and Officers' Liability Insurance Policy Including Bank Reimbursement number ZEA 201587098 (the "D&O Policy"), which insured the directors and officers of the Bank according to the terms, provisions and conditions of the D&O Policy. Some or all of the Settling Parties have made claims under the D&O Policy. On February 27, 1996, American Casualty filed a Second Amended Complaint against the FDIC, certain of the Settling Parties and Aristotle seeking a declaration of American Casualty's rights and obligations under the D&O Policy with regard to the FDIC's claims. That action is now pending in the United States District Court for the District of Connecticut in American Casualty Company of Reading, Pennsylvania v. The Aristotle Corporation,
--------------------------------------------------------------------------------
et al., 3:95 CV 02569 (RNC) (the "Coverage Action"); and
------

     The undersigned parties deem it in their best interest to enter into this Agreement to avoid the uncertainty, trouble, and expense of further litigation.

     NOW, THEREFORE, in consideration of the promises, undertakings, payments, and releases stated herein, the sufficiency of which consideration is hereby acknowledged, the undersigned parties agree, each with the other, as follows:


                        SECTION I: Payments to the FDIC

     A. As an essential covenant and condition to this Agreement the parties hereto agree that, upon the execution of an original, or originals in counterpart, by Aristotle and the Federal Deposit Insurance Corporation, the Federal Deposit Insurance Corporation and Aristotle shall cause the sum of $2,000,000 to be distributed from the Escrowed Funds and paid to Aristotle by wire transfer, together with an amount equal to all interest and dividend income earned as of the disbursement date on account number 812-07F31.

     B. As an essential covenant and condition to this Agreement the parties hereto agree that, upon the execution of an original, or originals in counterpart, by Aristotle and the Federal Deposit Insurance Corporation, the Federal Deposit Insurance Corporation and Aristotle shall cause all of the remaining monies in the Escrowed Funds, in the approximate amount of $3,744,000, to be distributed therefrom and paid to the FDIC by wire transfer.

                     SECTION II:  Stipulations of Dismissal

     As an essential covenant and condition to this Agreement, contemporaneously with execution of this Agreement by each of the undersigned parties and distribution and receipt of the Escrowed Funds in accordance with Section I. hereof, the FDIC and Aristotle shall each dismiss the Escrowed Funds Action as against the other, and the undersigned parties shall obtain the dismissal of the Coverage Action. The undersigned parties agree to have stipulations entered providing that the dismissals set forth above shall be with prejudice as to the Settling Parties and Aristotle, with each party to bear its own costs as they were originally incurred.


                             SECTION III:  Releases

     A.  Release of the Settling Parties by the Federal Deposit Insurance
         ----------------------------------------------------------------
Corporation, First Service Corporation and First Hamden.
-------------------------------------------------------

     Effective upon distribution and receipt of the Escrowed Funds pursuant to
Section I. hereof and dismissals of the Escrowed Funds Action and Coverage Action pursuant to Section II. hereof, and except as provided in Section III.E. below, the Federal Deposit Insurance Corporation, First Service Corporation and First Hamden, for themselves and their successors and assigns, hereby release and discharge the Settling Parties and their heirs, executors, administrators, representatives, successors and assigns, from any and all claims, demands, obligations, damages, actions, and causes of action, direct or indirect, in law or in equity, belonging to the Federal Deposit Insurance Corporation and/or to First Service Corporation and/or to First Hamden, that arise from or relate to, the performance, nonperformance, or manner of performance of the Settling Parties' respective functions, duties and actions as officers and/or directors of the Bank and/or of any subsidiary of the Bank, including, without limitation, First Service Corporation and First Hamden; provided, however, that
                                            --------
notwithstanding the foregoing or any other provision of this Agreement, the release set forth in this paragraph in no way releases or discharges Bernard A. Pellegrino and his heirs, executors, administrators, representatives, successors and assigns, and/or the Pellegrino Law Firm, P.C. or any of its present or former members, shareholders or employees, from those claims and causes of action arising out of or relating to the performance, non-performance or manner of performance of their respective functions, duties and actions as counsel to the Bank and/or to any subsidiary of the Bank, including, without limitation, First Service Corporation and First Hamden, and shall have no effect thereon.

     B.  Release of the Federal Deposit Insurance Corporation, First Service
         -------------------------------------------------------------------
Corporation and First Hamden by the Settling Parties.
----------------------------------------------------

     Effective simultaneously with the release granted in Section III.A. above, the Settling Parties, on behalf of themselves individually, and their respective heirs, executors, administrators, agents, representatives, successors and assigns, hereby release and discharge the Federal Deposit Insurance Corporation, First Service Corporation and First Hamden, and their employees, officers, directors, representatives, successors and assigns, from any and all claims, demands, obligations, damages, actions, and causes of action, direct or indirect, in law or in equity, that arise from or relate to the Bank and/or to First Service Corporation and/or to First Hamden or to the performance, nonperformance, or manner of performance of the Settling Parties' respective functions, duties and actions as officers and/or directors of the Bank and/or of any subsidiary of the Bank, including, without limitation, First Service Corporation and First Hamden.

     C.  Release of Aristotle by the Federal Deposit Insurance Corporation,
         ------------------------------------------------------------------
First Service Corporation and First Hamden.
------------------------------------------

     Effective simultaneously with the releases granted in Section III.A. and III.B. above, the Federal Deposit Insurance Corporation, First Service Corporation and First Hamden, on behalf of themselves and their successors and assigns, hereby release and discharge Aristotle, its parents, subsidiaries and affiliates, and their respective employees, officers, directors, agents, representatives, successors and assigns from any and all claims, demands, obligations, damages, actions, and causes of action, direct or indirect, in law or in equity, that arise from or relate to the Bank and/or to First Service Corporation and/or to First Hamden, with the exception of claims by or against the

United States Internal Revenue Service and arising out of any tax years not the subject of the Escrowed Funds Action.

     D.  Release of the Federal Deposit Insurance Corporation, First Service
         -------------------------------------------------------------------
Corporation and First Hamden by Aristotle.
-----------------------------------------

     Effective simultaneously with the release granted in Section III.C. above, Aristotle, for itself and for its employees, officers, directors, agents, representatives, successors and assigns, and on behalf of its parents, affiliates and subsidiaries and their successors and assigns, hereby releases and discharges the Federal Deposit Insurance Corporation and First Hamden and their employees, officers, directors, representatives, successors and assigns, from any and all claims, demands, obligations, damages, actions, and causes of action, direct or indirect, in law or in equity, that arise from or relate to the Bank and/or to First Service Corporation and/or to First Hamden, with the exception of claims by or against the United States Internal Revenue Service and arising out of any tax years not the subject of the Escrowed Funds Action.

     E.  Express Reservations From Releases by the Federal Deposit Insurance
         -------------------------------------------------------------------
Corporation, First Service Corporation and First Hamden.
-------------------------------------------------------

     1. Notwithstanding any other provision hereof, by this Agreement, the Federal Deposit Insurance Corporation, First Service Corporation and First Hamden do not release, and expressly preserves fully and to the same extent as if the Agreement had not been executed, any claims or causes of action:

         a. against the Settling Parties or Aristotle or any other person or entity for liability, if any, incurred as the maker, endorser or guarantor of any promissory note or indebtedness payable or owed by them to the Federal Deposit Insurance Corporation, the Bank, other financial institutions, or any other person or entity, including without limitation any claims acquired by the Federal Deposit Insurance Corporation as successor-in-interest to the Bank or any person or entity other than the Bank;

         b. against any person or entity not expressly released in this Agreement; and

         c.   which are not expressly released in Sections III.A. and III.C.
above.

     2. Notwithstanding any other provision hereof, nothing in this Agreement shall be construed or interpreted as limiting, waiving, releasing or compromising the ability of the Federal Deposit Insurance Corporation to use any act or omission of all or some of the Settling Parties in considering or taking any supervisory, administrative, and/or enforcement action against any or all of the Settling Parties in any proceeding related to any insured depository institution other than the Bank.

     3. Notwithstanding any other provision hereof, this Agreement does not purport to waive, or intend to waive, any claims which could be brought by the United States through either the Department of Justice, the United States Attorney's Office for the District of Connecticut or any other federal judicial district.

     F.  Potential Bar Order.
         --------------------

     If at any time after the execution of this Agreement, a third-party claim for contribution or indemnification, or any other claim seeking to allocate or apportion damages against the Settling Parties, has been asserted against any of the Settling Parties, the FDIC shall not oppose a motion by a Settling Party for a bar order. The FDIC and its successors and assigns understand and hereby agree that such a motion would seek an order that the settlement embodied in this Agreement is in good faith within the meaning of the law of the state in which the bar order is sought, or federal common law, or any other applicable law, and that all claims against the Settling Party which have been, or could have been or could be asserted against the Settling Party arising under federal or state law based on, relating to or arising from the Settling Party's role as an officer and/or director of the Bank, or any of its subsidiaries, including, without limitation, claims for contribution, indemnity, reimbursement or any other form of monetary relief, are extinguished, discharged, satisfied, and/or otherwise barred and unenforceable; provided, however, that notwithstanding the
                                    --------
foregoing, the order referenced herein shall not in any way release or discharge or otherwise bar and/or extinguish any claims and causes of action against Bernard A. Pellegrino and his heirs, executors, administrators, representatives, successors and assigns, and/or the Pellegrino Law Firm, P.C. or any of its present or former members, shareholders or employees, which arise out of or relate to the performance, non-performance or manner of performance of their respective functions, duties and actions as counsel to the Bank and/or to any subsidiary of the Bank, including, without limitation, First Service Corporation and First Hamden, and said order shall have no effect thereon. The FDIC further understands and agrees that the Settling Party moving for such an order will submit a copy of this Agreement in support of that motion. The FDIC further agrees that if, subsequent to the execution of this Agreement, a judgment is entered in favor of the FDIC against any of the Settling Parties with respect to any of the matters within the scope of the release of the Settling Parties contained in this Agreement, the FDIC will forbear from exercising its rights of recovery from the Settling Parties pursuant to such judgment.


              SECTION IV:  Waiver of Dividends and Withdrawals
                               of Proofs of Claim

     A. To the extent, if any, that any or all of the Settling Parties are or were shareholders of the Bank and by virtue thereof are or may have been entitled to a dividend, payment, or other pro rata distribution upon resolution of the receivership of the Banks they hereby knowingly assign to the FDIC any and all rights, titles and interest in and to any and all such dividends, payments or other pro rata distributions.

     B. To the extent, if any, that any or all of the Settling Parties filed Proofs of Claim with or in any other manner asserted claims against the Federal Deposit Insurance Corporation, any and all such Proofs of Claim and/or claims are hereby deemed withdrawn in their entirety and shall be of no further force or effect, regardless of whether any such proofs of claims or claims had been previously allowed or otherwise approved.


          SECTION V:  Representations and Acknowledgments

          A.   No Admission of Liability.  The undersigned parties each
               -------------------------
acknowledge and agree that the matters set forth in this Agreement constitute the settlement and compromise of disputed claims, and that this Agreement is not an admission or evidence of liability by any of them regarding any claim.

          B.   Execution in Counterparts.  This Agreement may be executed
               -------------------------
in counterparts by one or more of the parties named herein and all such counterparts when so executed shall together constitute the final Agreement, as if one document had been signed by all parties hereto; and each such counterpart, upon execution and delivery, shall be deemed a complete original, binding the party or parties subscribed thereto upon the execution by all parties to this Agreement.

          C.   Binding Effect.  Each of the undersigned persons represents and
               --------------
warrants that they are a party hereto or are authorized to sign this Agreement on behalf of the respective party, and that they have the full power and authority to bind such party to each and every provision of this Agreement. This Agreement shall be binding upon and inure to the benefit of the undersigned parties and their heirs, executors, administrators, representatives, successors and assigns.

          D.    Choice of Law.  This Agreement shall be interpreted, construed
                -------------
and enforced according to applicable federal law.

          E.    Entire Agreement and Amendments.  This Agreement constitutes
                -------------------------------
the entire agreement and understanding between and among the undersigned parties concerning the matters set forth herein. This Agreement may not be amended or modified except by another written instrument signed by the party or parties to be bound thereby, or by their respective authorized attorney(s) or other representative(s).

          F.    Reasonable Cooperation.
                ----------------------
     The undersigned parties agree to cooperate in good faith to effectuate all the terms and conditions of this Agreement, including doing or causing their agents and attorneys to do, whatever is reasonably necessary to effectuate the signing, delivery, execution, filing, recording, and entry, of any documents necessary to conclude the Escrowed Funds Action and the Coverage Action, to effect the payments and distribution of funds set forth in Section I. hereof, to effect the withdrawal of the Proofs of Claims described in Section IV. hereof and to otherwise perform the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by each of them or their duly authorized representatives on the dates hereinafter subscribed.

                                     FEDERAL DEPOSIT INSURANCE
                                     CORPORATION as receiver of
                                     First Constitution Bank and in
                                     its corporate capacity

                                     By: /s/ Catherine Topping
                                        ------------------------------------

                                     Title: Counsel
                                           ---------------------------------

                                     Print Name:
                                                ----------------------------

                                     Date:   August 20, 1996
                                          ----------------------------------


                                     FIRST CONSTITUTION FINANCIAL
                                     SERVICE CORPORATION


                                     By: /s/ W. Jerry Dano
                                         -----------------------------------

                                     Title: President
                                           ---------------------------------

                                     Print Name:
                                                ----------------------------

                                     Date: August 15, 1996
                                          ----------------------------------


                                     FIRST HAMDEN CORPORATION


                                     By: /s/ W. Jerry Dano
                                        ------------------------------------

                                     Title: President
                                           ---------------------------------

                                     Print Name:
                                                ----------------------------

                                     Date:   August 15, 1996
                                          ----------------------------------

                                     THE ARISTOTLE CORPORATION



                                     By: /s/ John J. Crawford
                                        ------------------------------------

                                     Title: Chairman
                                           ---------------------------------

                                     Print Name:
                                                ----------------------------

                                     Date: August 14, 1996
                                          ----------------------------------


                                     /s/ Walter R. Miller, Jr.
                                     ---------------------------------------
                                     WALTER R. MILLER, JR.

                                     /s/ John J. Crawford
                                     ---------------------------------------
                                     JOHN J. CRAWFORD

                                     /s/ Stuart J. Danoff
                                     ---------------------------------------
                                     STUART J. DANOFF


                                     /s/ Bernard A. Pellegrino
                                     ---------------------------------------
                                     BERNARD A. PELLEGRINO, solely
                                     in his capacity as a former
                                     director of First Constitution
                                     Bank and of First Constitution
                                     Financial Corporation


                                     /s/ Elizabeth P. Rich
                                     ---------------------------------------
                                     ELIZABETH P. RICH

                                     /s/ Lawton G. Sargent, Jr.
                                     ---------------------------------------
                                     LAWTON G. SARGENT, JR.

                                     /s/ Harry Burn, III
                                     ---------------------------------------
                                     HARRY BURN, III

                                     /s/ Marcus R. McCraven
                                     ---------------------------------------
                                     MARCUS R. MCCRAVEN

                                     /s/ Claire Mellitz
                                     ---------------------------------------
                                     CLAIRE MELLITZ, solely in her capacity
                                     as Executrix for the Estate of Jacob
                                     Mellitz

                                     /s/ Martha Shattuck
                                     ---------------------------------------
                                     MARTHA SHATTUCK

                                     /s/ Robert F. Carney
                                     ---------------------------------------
                                     ROBERT F. CARNEY

                                     /s/ Robert L. Fiscus
                                     ---------------------------------------
                                     ROBERT L. FISCUS

                                     /s/ Daniel Miglio
                                     ---------------------------------------
                                     DANIEL MIGLIO

                                     /s/ Thomas C. Marron
                                     --------------------------------------
                                     THOMAS C. MARRON

                                     /s/ Sharon M. Oster
                                     --------------------------------------
                                     SHARON M. OSTER